SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 11, 2021

GEOVAX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380

Smyrna, Georgia 30080

(Address of principal executive offices) (Zip code)

(678) 384-7220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Except as required by law, the Registrant does not undertake to update its forward-looking statements.

Item 2.02      Results of Operations and Financial Condition.

On August 11, 2021, we issued a press release reporting our results of operations for the quarter ended June 30, 2021. A copy of the press release is attached to this Current Report.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted at Item 5.07 below, our Stockholders approved an increase in the number of shares subject to the GeoVax Labs, Inc. 2020 Stock Incentive Plan to 1,500,000 shares. Details of the increase were previously reported in our definitive proxy materials filed June 21, 2021.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 11, 2021. The Company received proxies totaling approximately 59.2% of its 6,327,702 issued and outstanding shares of common stock as of the record date of June 14, 2021. The stockholders voted on the following proposals and the results of the voting are presented below.

Election of Directors

Our stockholders voted to elect the slate of directors consisting of five members to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. There were a total of 2,771,740 broker non-votes on this item.

Nominee	For	Withheld
Randal D. Chase, Ph.D.	870,381	104,140
David A. Dodd	866,353	108,168
Dean G. Kollintzas	871,611	102,910
Robert T. McNally, Ph.D.	860,197	114,324
John N. Spencer, Jr.	858,436	116,085

Increase in Shares Reserved for Stock Incentive Plan

Our stockholders approved the increase in the aggregate number of shares of common stock subject to the GeoVax Labs, Inc.2020 Stock Incentive Plan from 250,000 shares, as adjusted, to 1,500,000 shares. There were a total of 2,771,740 broker non-votes on this item.

For	Against	Abstain
715,001	229,974	29,546

Ratification of Independent Auditor

Our stockholders approved the ratification of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain
3,505,099	98,143	143,019

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press release dated August 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2021

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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